UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2015

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7000 Shoreline Court, Suite 250, South San Francisco, California 94080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (650) 243-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Effective November 12, 2015, the Board of Directors of Veracyte, Inc. (the “Company”) elected Tina S. Nova, Ph.D. to the Company’s Board of Directors.  In addition to serving on the Board of Directors, Dr. Nova will also serve as Chairman of the Regulatory and Compliance Committee of the Board of Directors.

Dr. Nova, age 62, is a life sciences industry veteran with extensive experience building and leading novel genomics-based businesses. Since October 2015, she has served as president and chief executive officer of Molecular Stethoscope, Inc., a molecular diagnostics company.  From July 2014 to August 2015, she was senior vice president and general manager of Illumina Inc.’s oncology business unit. Dr. Nova was a co-founder of Genoptix, Inc., a medical laboratory diagnostics company, and served as its President from 2000 to April 2014. Dr. Nova also served as the chief executive officer of Genoptix, Inc. and as a member of its board of directors from 2000 until Novartis AG acquired Genoptix, Inc. in March 2011.  Dr. Nova currently serves on the board of directors of Arena Pharmaceuticals, Inc. and is vice chairman of the board of directors for the newly-formed Rady Pediatric Genomics and Systems Medicine Institute, which is part of Rady Children’s Hospital-San Diego. Dr. Nova served as a director of Adamis Pharmaceuticals Corporation from February 2011 to August 2014, NanoString Technologies, Inc. from April 2014 until July 2014 when she accepted her position at Illumina, Inc., and Cypress Bioscience, Inc. from April 2007 until its acquisition in January 2011. Dr. Nova holds a B.S. in Biological Sciences from the University of California, Irvine and a Ph.D. in Biochemistry from the University of California, Riverside.

As a non-employee director of the Company, Dr. Nova will be entitled to the same cash and equity compensation paid by the Company to each of its non-employee directors, as described in the Company’s proxy statement for its 2015 Annual Meeting of Stockholders filed on April 8, 2015, and shall receive $10,000 annually as Chairman of the Regulatory and Compliance Committee.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Veracyte, Inc. dated November 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2015

Veracyte, Inc.

	By	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Veracyte, Inc. dated November 16, 2015.